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                                                                    Exhibit 23.1

                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-42743, 333-62131, 333-73807, 333-83229, 333-87493, 333-61746
and 333-108136, and Form S-4 Nos. 333-112711 and 333-112765) of NCO Group, Inc.
of our report dated February 6, 2004, with respect to the consolidated financial statements and schedule of NCO Group, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2003.


                                                   /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 15, 2004